Integrity & Trust | Performance | Excellence | Inclusion & Diversity | Agility May 3, 2016 – Conference Call DLH Holdings Corp. Acquisition of Danya International

Forward Looking Statement “Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Please note that this presentation contains "forward-looking statements" as defined by the Federal Securities Laws. Statements in this presentation regarding DLH Holding Corp.’s business, which are not historical facts, are “forward-looking statements” that involve risks and uncertainties. While these statements reflect DLH’s current views and outlook, they are subject to factors that could cause its future results to differ materially. These risks and uncertainties are discussed in detail in our documents filed with the SEC, specifically the most recent reports on Form 10-Q and 10-K. 2 © 2016 | DLH Proprietary | May 3, 2016 – Danya Acquisition Conference Call

Call Participants Zachary Parker DLH President & Chief Executive Officer Kathryn JohnBull DLH Chief Financial Officer 3 © 2016 | DLH Proprietary | May 3, 2016 – Danya Acquisition Conference Call

DLH Holdings Acquires Danya International DLH Holdings has acquired privately held Danya International, a transformational acquisition that brings together two highly complementary businesses What We Are Announcing Today The strategic combination of DLH and Danya creates an industry leading pure- play government healthcare and human services provider supporting four of the largest government health agencies Why We Are Doing This $38.75 million purchase price funded via new credit facilities and DLH stock Expected to be immediately accretive to earnings and cash flow Key Transaction Terms The acquisition accelerates DLH’s expansion into targeted federal agencies; drives growth in national priority, mission-critical programs; and enhances shareholder value through higher complexity work yielding greater margins Benefits Of This Transaction 4 © 2016 | DLH Proprietary | May 3, 2016 – Danya Acquisition Conference Call

Transaction Overview The Transaction • Acquired Danya International • Unanimously approved by DLH Board of Directors • Pro forma for the acquisition, calendar year 2015 revenue and Adjusted EBITDA of over $100 million and $10 million, respectively(1) • Expected to be immediately accretive to earnings and cash flow Purchase Price • $36.25 million in cash and $2.5 million in DLH stock • The purchase price represents approximately 6.0x calendar year 2015 pre- synergy Adjusted EBITDA(1) Financing and Structure • DLH has entered into new financing agreements to fund $32.5 million of the transaction – $25.0 million senior term loan – $5.0 million drawn on a $10.0 million revolving line of credit – $2.5 million subordinated bridge loan expected to be repaid with proceeds from a rights offering • Danya International will become a wholly owned subsidiary of DLH Holdings 5 © 2016 | DLH Proprietary | May 3, 2016 – Danya Acquisition Conference Call (1) Adjusted EBITDA pursuant to definition provided in new senior loan agreement

Highly complementary businesses with common core capabilities for complex, nationally dispersed programs, operational synergies, and new business opportunities Portfolio Diversification • Expands DLH’s market opportunity and diversifies its portfolio of healthcare and human services contracts and programs to four top federal agencies – Department of Veterans Affairs (“VA”) – Department of Health and Human Services (“HHS”) – Department of Defense (“DoD”) – Centers for Disease Control and Prevention (“CDC”) Deep Domain Expertise • Recognized professional subject matter experts and management teams tackling critical long-term national issues and trends in public health, healthcare delivery, systems migrations, and compliance monitoring Corporate Culture • Common set of values delivered to customers and throughout the workforce: – Integrity & Trust – Inclusion & Diversity Strategic Rationale 6 – Performance Excellence – Agility © 2016 | DLH Proprietary | May 3, 2016 – Danya Acquisition Conference Call

• Danya’s flagship prime contract with HHS’ Office of Head Start (“OHS”) aligns with DLH’s capabilities and solutions that impact diverse communities and populations • DLH expects to integrate components of its and Danya’s capabilities to deliver tailored solutions for customers in health IT, pharmacy medication adherence & compliance, telehealth, and medical service delivery • With Danya, DLH will to continue to drive innovative solutions and ensure program success through strategy development and effective management Danya International Overview Danya’s Capability-Driven Core Solutions Offerings Solutions Danya Monitoring Systems Information Networks eLearning Modules Message Development Reporting Dashboards Capabilities Monitoring and Evaluation Capacity Building Technology Solutions Communication Customers 7 © 2016 | DLH Proprietary | May 3, 2016 – Danya Acquisition Conference Call

• Highly visible revenue – Combined company has over $300 million of total backlog, which includes funded and unfunded amounts as of December 2015 – Danya is the prime contractor on HHS’ Head Start National Monitoring System program • Expected strong free cash flow and debt service – Acquisition is expected to allow DLH to utilize its deferred tax assets driving strong free cash flow conversion – Free cash flow is further driven by Danya’s accretive margin profile • Substantial existing contract base – The combined company’s contract portfolio supports over 98% of FY2016 expected revenue, over 95% of which it is the prime contractor • Significant potential for combined organic growth – Revenue growth is driven primarily by continued execution against recurring customer requirements, cross-selling opportunities (expanding DLH and Danya’s offerings into each other’s respective markets), and unsaturated customer bases Financial Benefits of the Acquisition 8 © 2016 | DLH Proprietary | May 3, 2016 – Danya Acquisition Conference Call

Fifth Third Bank Term Loan $25.0 million Interest Rate LIBOR + 3.0% Term 5.0 years Fifth Third Bank Revolving Line of Credit $10.0 million ($5.0 million drawn at close) Interest Rate LIBOR + 3.0% Maturity 2.0 years Subordinated Bridge Loan $2.5 million Interest Rate 4.0% accrued non-cash(1) Maturity 5.5 years • To help fund the acquisition, DLH has entered into new financing agreements with Fifth Third Bank and affiliates of Wynnefield Capital • It is the intention of DLH to repay the bridge loan with the proceeds of a rights offering so that all existing shareholders of DLH will have the opportunity to participate in the equity financing of the transaction New Credit Facilities 9 Please note that additional financing terms are discussed in detail in a Form 8-K to be filed with the SEC (1) DLH also issued the Wynnefield entities warrants with an exercise price of $3.73 covering 8% of the face value of the loan © 2016 | DLH Proprietary | May 3, 2016 – Danya Acquisition Conference Call

3.5x 3.0x 2.5x 1.35x 1.35x 1.35x 9/30/2016 9/30/2017 9/30/2018 Funded Indebtedness to Adj. EBITDA Fixed Charge Coverage Pro Forma Capitalization Summary 10 Pro Forma Capitalization Summary of Key Covenants • The $30 million of new senior debt represents a leverage level of 2.9x pro forma December 2015 Adjusted EBITDA(1) • It is the intention of DLH to repay the bridge loan with the proceeds of a rights offering • DLH’s federal Net Operating Loss (“NOL”) carryforwards of approximately $37 million are expected to allow the company to offset significant amounts of future federal taxable income – Helps DLH to generate strong free cash flow and rapidly deleverage its balance sheet ($ in millions) 12/31/15 Cash $5.6 Cash Used in Transaction ($5.2) New Senior Debt $30.0 Wynnefield Bridge Loan $2.5 Net Senior Debt / Adj. EBITDA(1) 2.9x (1) Adjusted EBITDA pursuant to definition provided in new senior loan agreement (1) © 2016 | DLH Proprietary | May 3, 2016 – Danya Acquisition Conference Call

($ in millions) For the twelve months ending December 31, 2015 DLH Danya Pro Forma Net Income $8.5 $5.0 $13.5 Plus: Interest Expense 0.1 - 0.1 Plus: Income Tax Expense / (Benefit) (5.7) - (5.7) Plus: Depreciation & Amortization 0.1 0.3 0.4 Plus: Other Expense / (Income) (0.3) (0.0) (0.3) EBITDA(1) $2.7 $5.3 $7.9 Adjustments to EBITDA Non-Cash Stock Option Expense $0.5 - $0.5 Private Company, Non-Recurring & Quality of Earnings - $1.1 $1.6 (2) Adjustments Adjusted EBITDA(1) $3.2 $6.3 $10.1 Totals may not add due to rounding (1) EBITDA and Adjusted EBITDA pursuant to definition provided in new senior loan agreement (2) Includes $0.6 million of identified cost synergies Earnings before interest, taxes, depreciation, and amortization (“EBITDA”) and Adjusted EBITDA(1) GAAP to Non-GAAP Adjusted EBITDA Reconciliation(1) 11 © 2016 | DLH Proprietary | May 3, 2016 – Danya Acquisition Conference Call

Primary Investor Relations Contacts Zachary Parker, President & Chief Executive Officer Kathryn JohnBull, Chief Financial Officer 3565 Piedmont Road, NE Building 3, Suite 700 Atlanta, GA 30305 investorrelations@dlhcorp.com © 2016 | DLH Proprietary | May 3, 2016 – Danya Acquisition Conference Call 12